Annual Report

New York
Tax-Free
Funds

February 28, 1998

T. Rowe Price

Report Highlights

New York Tax-Free Funds

o Municipal bonds performed well during the past 6- and 12-month periods. New York bonds were also strong as an improving economy resulted in credit upgrades.

o Turbulence in Asia resulted in sharply rising prices and lower-than-expected yields for U.S. bonds, including New
     York securities.

o Both funds posted better returns than their peer group averages for both the last six months and the year ended
     February 28, 1998.

o    Long maturities benefited results in the New York
     Tax-Free Money Fund, while an aggressive duration posture and capital appreciation helped New York Tax-Free Bond
     Fund's returns.

o New York's economy should enjoy modest growth, and we expect positive returns in 1998 as long as inflation remains low and progress continues on the budget.

Fellow Shareholders

The bond market and your funds enjoyed good returns during the past 6- and 12-month periods, fueled by low inflation and credit upgrades due to strong economic growth. In the aftermath of the crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of U.S. fixed income markets.

MARKET ENVIRONMENT

During the six months ended February 28, 1998, municipal bond prices rose and yields declined, with long-term AAA-rated bond yields falling 27 basis points (100 basis points equal one percent) from August through September. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. As a result, the yield curve flattened throughout most of the past six months.

The tax-exempt market benefited from the positive impact of subdued inflation on all fixed income investments. However, municipals underperformed Treasuries as issuers rushed to the market to take advantage of low borrowing costs, driving up supply. Municipal new issuance rose 20% in 1997, and supply so far in 1998 is the highest ever for the first two months of the year. New York issuers sold almost $28 billion worth of new bonds last year, an increase of 31% over 1996.

New York Yield Indexes

               New York Bond     New York Money
                    Index             Index

2/28/97              5.86              3.1
                     6.06              3.2
                     5.93              4.25
5/31/97              5.82              3.65
                     5.74              3.9
                     5.45              3.4
8/31/97              5.62              3.1
                     5.51              3.6
                     5.46              3.4
11/30/97             5.43              3.65
                     5.27              3.55
                     5.1               3.3
2/28/98              5.25              3.15

Overall economic growth and employment in New York are improving but continue to lag the national averages. Despite mediocre job growth, both New York State and New York City are projected to end their current fiscal years with record budget surpluses exceeding $1 billion. Large Wall Street bonuses, as well as a temporary surge in capital gains income due to last year's tax bill, fueled higher-than-expected tax receipts. Robust tax collections and restrained spending over the last few years have allowed the state to reduce its top personal income tax rate to 6.85% and make a modest contribution to financial reserves.

New York City's finances have also improved as Wall Street prospers and other sectors of the economy participate in the expansion. In recognition of the revitalized economy and prudent financial management, Moody's Investors Service recently raised New York City's credit rating to A3, the highest since 1988. A portion of the city's capital needs are now being funded through the Transitional Finance Authority, which allows access to funding beyond legal caps at a lower cost because of the higher credit rating.

NEW YORK TAX-FREE MONEY FUND

Our longer-maturity strategy resulted in good returns, enabling your fund to outperform its peer group during both the 6- and 12-month periods ended February 28, 1998.

Performance Comparison
Periods Ended 2/28/98   6 Months        12 Months
_____________________________________________________________

New York Tax-Free
Money Fund                  1.53%            3.11%

Lipper New York Tax-Exempt
Money Market Funds Average  1.50             3.07

The fund ended the fiscal year with a weighted average maturity of 53 days, shorter than the 69 days on August 31 and 63 days of a year ago. At each interval, however, the fund's maturity was longer than that of its competitive peer group, which was only 44 days on February 28, 1998. Our longer- maturity posture was warranted by both a stable U.S. monetary policy and strong cash flows into the short-term tax-exempt sector. Your fund's increased holdings in longer maturities provided an additional average yield of 10 to 20 basis points.

Short-term tax-exempt yields closed the fiscal year at 3.50% for six-month and 3.60% for one-year maturities. These yields were 20 and 25 basis points lower, respectively, than the yields that prevailed on August 31, but only five to 10 basis points lower than a year ago. All in all, the rate environment has been remarkably docile in the short end of the yield curve, and most of the move toward lower yields took place during the first two months of 1998.

The supply of new short-term issues increased more than 10% in 1997 to almost $46 billion, the largest yearly volume since 1993. More important, however, is the increase in tax-exempt money fund assets, which rose almost $25 billion to a record $172.3 billion. New York tax-exempt money funds were no exception, with assets rising more than 20% over the past year to $11.8 billion. As investors have become more willing to accept a lower rate of return for stability of principal, money funds across the board have benefited. This is best evidenced by the assets of all money funds, both tax-exempt and taxable, which surpassed the $1 trillion milestone in 1997.

NEW YORK TAX-FREE BOND FUND

Our focus on high-coupon income and long-term bonds positioned the fund for a very good year. Total returns of 5.45% and 9.75% for the 6- and 12-month periods, respectively, exceeded those of the Lipper peer group average. Your fund's income distribution remained constant even as rates dropped significantly. Maintaining a higher yield than many of our competitors continued to be an important part of our strategy. The fund's below-average expense ratio also helped to achieve our goal.

Performance Comparison
Periods Ended 2/28/98   6 Months        12 Months
_______________________________________________________________

New York Tax-Free
Bond Fund                   5.45%            9.75%

Lipper New York Municipal
Debt Funds Average          4.87             9.05

After the start of the fund's fiscal year, we moved toward a slightly defensive duration posture as the Fed prepared to raise short-term interest rates. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.) However, as the year progressed and we felt that no further rate increases were imminent, we extended duration to 8.3 years, where it stood at the end of February. The longer duration allowed us to maximize the fund's tax-free yield by holding long-term bonds and also to participate in price appreciation due to a possible drop in interest rates. Both factors contributed positively to returns.

We adopted this more aggressive posture because of continuing low inflation and progress on balancing the federal budget. The problems in Asia accelerated the decline in interest rates to unanticipated levels. In times of international uncertainty, global investors often flock to U.S. bonds, and New York bonds participated in the rally.

We increased fund allocation to the local general obligation sector in anticipation of an improvement in regional economies, especially New York City. The portfolio had about a 5% position in New York City debt at the end of February. We added to our BBB and lower-rated holdings in other sectors, an investment theme we have pursued over the last few years. These lower-rated securities have done well so far, but they carry added risk. Going forward, we will maintain these holdings but will be cautious about adding to them significantly.

OUTLOOK

The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

WE ARE OPTIMISTIC ABOUT THE STATE'S IMPROVED COMPETITIVE POSITION, SINCE THE BUSINESS SERVICES SECTOR CONTINUES TO BE STRONG.

We expect New York's economy to experience modest growth, and we are optimistic about the state's improved competitive position, since the business services sector continues to be strong. There appears to be minimal risk surrounding the state budget in the short term, although the longer-term outlook is more clouded due to the state's heavy debt burden and exposure to the cyclical financial services sector. Statewide bond issuance should remain heavy, particularly to finance transportation needs. We expect New York bond issuance to be dominated by the Long Island Power Authority, which plans to sell more than $7 billion worth of bonds over the next 18 months.

We will maintain our slightly long duration and maturity profile as long as the outlook for inflation and the budget remains favorable. We will also carefully scrutinize new issues this year for opportunities to maintain income and appreciation potential for the fund.

Respectfully submitted,

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

William F. Snider
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 20, 1998

T. Rowe Price New York Tax-Free Funds

Portfolio Highlights
Key statistics

                                       8/31/97    2/28/98

New York Tax-Free Money Fund

_______________________________________________________________________

Price Per Share                      $    1.00   $   1.00

Dividends Per Share

    For 6 months                         0.015      0.015

    For 12 months                        0.030      0.031

Dividend Yield (7-Day Compound) *        2.98%      2.94%

Weighted Average Maturity (days)            69         53

Weighted Average Quality **         First Tier First Tier

New York Tax-Free Bond Fund
_______________________________________________________________________

Price Per Share                      $   10.95   $  11.26


Dividends Per Share

    For 6 months                          0.28       0.28

    For 12 months                         0.57       0.57

Dividend Yield *

    For 6 months                          5.28%      5.15%

    For 12 months                         5.41       5.29

Weighted Average Maturity (years)         20.5       20.3

Weighted Average Effective Duration
    (years)                                8.1        8.3

Weighted Average Quality ***                A+          A

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.

T. Rowe Price New York Tax-Free Funds

Portfolio Highlights

Sector Diversification

                                    Percent of Percent of
                                    Net Assets Net Assets
                                       8/31/97    2/28/98

New York Tax-Free Money Fund
_____________________________________________________________________

General Obligation - Local                  18%        23%

Miscellaneous Revenue                       18         13

Dedicated Tax Revenue                       10         11

Water and Sewer Revenue                     10          9

Prerefunded Bonds                            4          8

Ground Transportation Revenue                8          7

Housing Finance Revenue                      -          7

Air and Sea Transportation Revenue           5          5

Educational Revenue                          4          4

Electric Revenue                             4          4

General Obligation - State                   1          3

Nuclear Revenue                              2          2

All Other                                   15          2

Other Assets Less Liabilities                1          2
_____________________________________________________________________

Total                                      100%       100%

New York Tax-Free Bond Fund
_____________________________________________________________________

Water and Sewer Revenue                      9%        11%

General Obligation - Local                   6         11

Dedicated Tax Revenue                       10         10

Lease Revenue                                9          9

Air and Sea Transportation Revenue           9          9

Miscellaneous Revenue                        8          8

Prerefunded Bonds                            6          8

Housing Finance Revenue                      8          6

Hospital Revenue                             7          6

General Obligation - State                   4          5

Ground Transportation Revenue                8          5

Educational Revenue                          6          5

Nuclear Revenue                              2          3

Solid Waste Revenue                          3          3

Electric Revenue                             4          2

All Other                                    1          2

Other Assets Less Liabilities                -        - 3

______________________________________________________________________

Total                                      100%       100%

T. Rowe Price New York Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

New York Tax-Free Money Fund

As of 2/28/98

                 Lipper New York
                Tax-Exempt Money      New York Tax-Free
              Market Funds Average       Money Fund

2/88                $10,000               $ 10,000
2/89                 10,462                 10,442
2/90                 11,039                 10,988
2/91                 11,593                 11,515
2/92                 12,015                 11,930
2/93                 12,289                 12,195
2/94                 12,506                 12,420
2/95                 12,814                 12,729
2/96                 13,228                 13,144
2/97                 13,607                 13,527
2/98                 14,023                 13,948

New York Tax-Free Bond Fund

As of 2/28/98

                           Lipper New York
        Lehman Municipal   Municipal Debt  New York Tax-Free
           Bond Index       Funds Average      Bond Fund

2/88        $ 10,000         $ 10,000         $ 10,000
2/89          10,621           10,617           10,581
2/90          11,710           11,515           11,325
2/91          12,790           12,352           12,201
2/92          14,067           13,699           13,502
2/93          16,003           15,862           15,634
2/94          16,890           16,774           16,620
2/95          17,208           16,685           16,744
2/96          19,109           18,342           18,493
2/97          20,161           19,164           19,422
2/98          22,004           20,937           21,315

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended
2/28/98           1 Year    3 Years    5 Years   10 Years

______________________________________________________________________

New York Tax-Free
Money Fund          3.11%      3.10%      2.72%      3.38%

New York Tax-Free
Bond Fund           9.75       8.38       6.39       7.86

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. Rowe Price New York Tax-Free Money Fund

For a share outstanding throughout each period
Financial Highlights

                    Year
                   Ended
                 2/28/98 2/28/97  2/29/96  2/28/95  2/28/94

NET ASSET VALUE

Beginning of
  period      $ 1.000 $   1.000 $   1.000 $  1.000 $  1.000

Investment
  activities
  Net invest-
  ment income   0.031*    0.029*    0.032*   0.025*   0.018*

Distributions
  Net investment
  income        0.031    (0.029)   (0.032)  (0.025)  (0.018)

NET ASSET VALUE

End of period $ 1.000 $   1.000 $   1.000 $  1.000 $  1.000
     ______________________________________________________

Ratios/Supplemental Data

Total return    3.11%*    2.91%*    3.26%*   2.49%*   1.84%*

Ratio of
expenses to
average net
assets          0.55%*    0.55%*    0.55%*   0.55%*   0.55%*

Ratio of net
investment
income to
average
net assets      3.07%*    2.86%*    3.21%*   2.48%*   1.82%*

Net assets,
end of period
(in thousands)$95,333 $  82,729 $  71,040 $ 66,154 $ 57,736

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Bond Fund

For a share outstanding throughout each period
Financial Highlights

                 Year
                Ended
              2/28/98   2/28/97   2/29/96  2/28/95  2/28/94

NET ASSET VALUE

Beginning of
  period      $ 10.80 $   10.85 $   10.37 $  10.98 $  11.05

Investment
  activities

  Net invest-
  ment income    0.57      0.57*     0.58*    0.58*    0.59*

  Net realized and
  unrealized
  gain (loss)    0.46     (0.05)     0.48    (0.53)    0.09

  Total from
  investment
  activities     1.03      0.52      1.06     0.05     0.68

Distributions

  Net investment
    income      (0.57)    (0.57)    (0.58)   (0.58)   (0.59)

  Net realized
    gain            -         -         -    (0.08)   (0.16)

  Total distri-
    butions     (0.57)    (0.57)    (0.58)   (0.66)   (0.75)

NET ASSET VALUE

End of period $ 11.26 $   10.80 $   10.85 $  10.37 $  10.98
     ______________________________________________________

Ratios/Supplemental Data

Total return    9.75%     5.02%*   10.44%*   0.74%*   6.31%*

Ratio of expenses
to average net
assets          0.61%     0.65%*    0.65%*   0.60%*   0.60%*

Ratio of net
investment
income to average
net assets      5.16%     5.35%*    5.42%*   5.71%*   5.31%*

Portfolio
turnover rate   55.0%     96.9%    116.0%   134.3%    84.9%

Net assets, end
of period
(in thousands)$177,393$ 144,532 $ 134,933 $117,847 $130,347

* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95 and a 0.65% voluntary expense limitation in effect 3/1/95 through 2/28/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
February 28, 1998

Statement of Net Assets

                                            Par       Value
                                              In thousands

NEW YORK  92.6%

Albany Municipal Water Fin. Auth.
      7.50%, 12/1/17 (MBIA Insured)
      (Prerefunded 12/1/98!)           $     40   $      42

Babylon IDA, Ogden Martin Systems
      8.50%, 7/1/19 (Prerefunded
         7/1/98!)                         1,700       1,777

Commack Union Free School Dist.,
    GO, TAN, 4.25%, 6/29/98               2,000       2,002

Connetquot, GO, TAN, 4.25%, 6/25/98       1,000       1,001

Dormitory Auth. of the State of New York
    Cornell Univ., VRDN (Currently 3.65%) 3,600       3,600

    Memorial Sloan Kettering Cancer
      Center, TECP
         3.45%, 4/6/98                      500         500

    Oxford Univ. Press, VRDN (Currently
      3.70%)                              2,185       2,185

Erie County, GO, RAN, 4.50%, 6/25/98      2,000       2,004

Erie County Water Auth.
      VRDN (Currently 3.15%) (AMBAC
         Insured)                         3,750       3,750

Great Neck Water Auth.
      VRDN (Currently 3.45%) (FGIC
         Insured)                           300         300

Huntington Union Free School Dist.,
    GO, TAN, 4.25%, 6/29/98               1,000       1,001

Manhasset Union Free School Dist., GO,
    TAN, 4.25%, 6/30/98                   1,000       1,002

Massapequa Union Free School Dist., GO,
    TAN
      4.25%, 6/30/98                      1,000       1,001

Metropolitan Transportation Auth.
    Commuter Fac.
      7.20%, 7/1/00 (AMBAC Insured)
      (Prerefunded 7/1/98!)                  15          16

      7.50%, 7/1/17 (AMBAC Insured)
      (Prerefunded 7/1/98!)               1,500       1,549

Monroe County, GO, Public Improvement,
      4.50%, 6/1/98                         385         386

Municipal Assistance Corp. of New York
    City
      VRDN (Currently 3.15%)              2,800       2,800

      4.20%, 7/1/98 (AMBAC Insured)         610         611

      4.50%, 7/1/98                       1,000       1,003

      6.30%, 7/1/98                         425         429

Nassau County, GO
    RAN, 4.50%, 3/10/98                   2,000       2,000

    TAN, 4.25%, 3/31/98                   2,000       2,001

Nassau County IDA, Cold Spring
    Harbor Laboratory
      VRDN (Currently 3.65%)           $  4,500   $   4,500

New York City, GO
      8.00%, 6/1/12 (Prerefunded
         6/1/98!)                            50          51

    RAN, 4.50%, 6/30/98                   4,000       4,012

New York City Housing Dev.
    Multifamily Rental Housing,
      Columbus Green
      VRDN (Currently 3.20%)
         (FNMA Guaranteed)                3,000       3,000

    Tribeca Tower, VRDN (Currently 3.25%) *4,000      4,000

New York City IDA, American Civil
    Liberties Fac.
      VRDN (Currently 3.25%)              2,000       2,000

New York City Municipal Water Fin. Auth.
      VRDN (Currently 3.65%) (FGIC Insured) 700         700

      VRDN (Currently 3.65%)              1,700       1,700

    TECP, 3.80%, 3/11/98                  1,000       1,000

    Water and Sewer
      VRDN (Currently 3.90%) (FGIC
         Insured)                         1,150       1,150

New York City Trust for Cultural Resources
    American Museum of National History
      VRDN (Currently 3.15%)
         (MBIA Insured)                   4,000       4,000

New York Housing Fin. Agency
    State University
      8.10%, 11/1/10 (Prerefunded 11/1/98!) 500         524

    University Construction
      6.00%, 11/1/98 (Escrowed to Maturity)  50          51

New York State, GO, TECP, 3.40%, 4/9/98   1,000       1,000

New York State Power Auth., TECP,
    3.55%, 4/7/98                         2,120       2,120

New York State Energy Research
    and Dev. Auth.
     Orange and Rockland Utilities
      VRDN (Currently 3.15%) (FGIC Insured)3,600      3,600

New York State Environmental Fac., PCR
    General Electric, TECP, 3.60%,
      5/22/98 *                             700         700

    New York City Municipal Water,
      4.80%, 6/15/98                        200         201

New York State Local Gov't. Assistance
      VRDN (Currently 3.10%)              2,500       2,500
      VRDN (Currently 3.15%)              2,200       2,200

New York State Medical Care Fac.
    Fin. Agency, Buffalo General Hosp.
      7.70%, 8/15/22 (FHA Guaranteed)
      (Prerefunded 8/15/98!)           $  1,000   $   1,037

New York State Thruway Auth.
      VRDN (Currently 4.05%)              4,200       4,200

      5.00%, 4/1/98 (AMBAC Insured)         850         851

Port Auth. of New York and New Jersey
      VRDN (Currently 3.55%) *            3,300       3,300

      4.25%, 7/1/98 *                     1,000       1,001

Roslyn Union Free School Dist., GO,
    TAN, 4.25%, 6/29/98                   1,000       1,001

South Huntington Union Free School
    Dist., GO, TAN
      4.10%, 6/30/98                      2,000       2,002

Syracuse IDA, Syracuse Univ., VRDN
    (Currently 3.65%)                       100         100

Triborough Bridge and Tunnel Auth.
      VRDN (Currently 3.15%) (FGIC Insured)2,800      2,800

Westchester County, GO, TAN, 3.59%,
    12/29/98                              2,000       2,000

Total New York (Cost  $88,261)                       88,261

PUERTO RICO  5.5%

Puerto Rico Aqueduct and Sewer Auth.
      7.875%, 7/1/17 (Prerefunded 7/1/98!)  900         930

Puerto Rico Commonwealth, GO, TRAN,
    4.50%, 7/30/98                        3,000       3,009

Puerto Rico Electric Power Auth.
      8.00%, 7/1/08 (Prerefunded
         7/1/98!)                         1,000       1,035

University Puerto Rico, 6.50%, 6/1/13
    (Prerefunded 6/1/98!)                   300         302

Total Puerto Rico (Cost  $5,276)                      5,276

Total Investments in Securities

98.1% of Net Assets (Cost  $93,537)               $  93,537

Other Assets Less Liabilities                         1,796

NET ASSETS                                        $  95,333
                                                ___________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                          $       3

Accumulated net realized gain/loss -
    net of distributions                                 (2)

Paid-in-capital applicable to 95,334,721
    no par value shares of beneficial interest
    outstanding; unlimited number of shares
    authorized                                       95,332

NET ASSETS                                        $  95,333
                                                ___________

NET ASSET VALUE PER SHARE                         $    1.00
                                                ___________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
  FNMA   Federal National Mortgage Association
    GO   General Obligation
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
   RAN   Revenue Anticipation Note
   TAN   Tax Anticipation Note
  TECP   Tax-Exempt Commercial Paper
  TRAN   Tax Revenue Anticipation Note
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Bond Fund
February 28, 1998

Statement of Net Assets

                                            Par       Value
                                              In thousands

NEW YORK  89.1%

Albany County Airport Auth., 5.50%,
    12/15/19 (FSA Insured) *           $  2,000   $   2,058

Battery Park City Auth.
      5.25%, 11/1/17                      2,000       1,992

      5.50%, 11/1/29 (AMBAC Insured)      3,150       3,258

Buffalo, GO
      5.25%, 2/1/13 (FGIC Insured)        2,485       2,558

      5.25%, 2/1/14 (FGIC Insured)          420         431

Dormitory Auth. of the State of New York
    Agnes Hosp., 5.30%, 2/15/19           1,000         996
    Champlain Valley Physicians
      5.00%, 7/1/17                       1,760       1,730

      6.00%, 7/1/09                         400         452
    City Univ.
      5.75%, 7/1/11 (AMBAC Insured)       2,000       2,219

      8.20%, 7/1/13                         350         362

    Cornell Univ.
      VRDN (Currently 3.65%)                100         100

      7.375%, 7/1/20                      1,500       1,635

    Dept. of Health, 6.50%, 7/1/09          500         561

    Judicial Fac. (Suffolk County),
      9.50%, 4/15/14                      1,000       1,167

    Maimonides Medical Center
      5.75%, 8/1/35 (MBIA Insured)        1,500       1,586

    Mental Health Services Fac., 5.75%,
      8/15/22                             2,500       2,620

    New York and Presbyterian Hosp.
      Zero Coupon, 8/15/36 (AMBAC
         Insured)                         8,410       1,099

    Nyack Hosp.
      5.35%, 7/1/99                         750         760

      6.00%, 7/1/06                       2,000       2,162

    Rockefeller Univ., 6.75%, 7/1/11      1,365       1,498

    Siena College, 5.75%, 7/1/26 (MBIA
      Insured)                            2,000       2,127

    St. Joseph's Hosp., 5.25%, 7/1/18
      (MBIA Insured)                      1,000       1,002

    State Univ., 5.00%, 5/15/13           1,700       1,696

    State Univ. Ed. Fac., 7.50%, 5/15/11  2,130       2,640

    Wyckoff Heights, 5.30%, 8/15/21       1,500       1,490

Erie County Water Auth.
      Zero Coupon, 12/1/17 (AMBAC
         Insured)                      $    665   $     162

Essex County Industrial Dev. Agency,
    PCR, Int'l. Paper
      5.70%, 7/1/16 *                     1,850       1,964

Metropolitan Transportation Auth.
    Commuter Fac.
      5.00%, 7/1/11 (AMBAC Insured)       2,000       2,036

      5.625%, 7/1/27 (MBIA Insured)       2,000       2,093

    Service Contract, 5.50%, 7/1/13       1,510       1,561

    Transportation Fac.
      5.875%, 7/1/27 (MBIA Insured)       2,300       2,469

Mount Sinai Union Free School Dist., GO
      6.20%, 2/15/17 (AMBAC Insured)      1,025       1,181

      6.20%, 2/15/18 (AMBAC Insured)        515         594

Municipal Assistance Corp. for the
    City of New York
      7.625%, 7/1/08 (Prerefunded 7/1/98!)  500         517

Nassau County, GO
      6.50%, 11/1/13 (FGIC Insured)
      (Prerefunded 11/1/04!)              1,500       1,734

Nassau County IDA
    Hofstra Univ.
      6.75%, 1/1/10                         270         307

      6.90%, 1/1/14                         350         398

      6.90%, 1/1/15                         375         427

New Rochelle, GO
      6.25%, 3/15/17 (MBIA Insured)         375         414

      6.25%, 3/15/18 (MBIA Insured)         400         441

      6.25%, 3/15/19 (MBIA Insured)         425         469

New York City, GO
      5.00%, 8/1/23                         750         720

      5.25%, 8/1/15                       2,500       2,497

      5.25%, 8/1/21                       2,500       2,467

      5.75%, 10/15/13                     1,100       1,159

      5.875%, 3/15/12                     2,345       2,489

      6.00%, 8/1/12                       1,000       1,081

      6.25%, 8/1/09                       1,750       1,951

      7.625%, 2/1/14 (Prerefunded 2/1/02!)  500         570

      7.75%, 8/15/15                        215         239

New York City IDA
    Brooklyn Navy Yard Cogeneration
      5.65%, 10/1/28 *                 $  2,500   $   2,565

    Nightingale Bamford School, 5.85%,
      1/15/20                             1,440       1,497

    Terminal One Group Assoc., 6.00%,
      1/1/19 *                            2,500       2,629

    USTA National Tennis Center
      6.375%, 11/15/14 (FSA Insured)      1,000       1,113

New York City Municipal Water Fin. Auth.
    Sewer Systems
      4.75%, 6/15/25                      1,725       1,594

      5.125%, 6/15/21                     2,500       2,445
    Water and Sewer
      VRDN (Currently 3.65%) (FGIC Insured)1,600      1,600

      5.00%, 6/15/17 (FGIC Insured)       2,000       1,973

      5.25%, 6/15/29                      2,500       2,481

      5.875%, 6/15/26                     5,000       5,310

New York City Transitional Fin. Auth.
      4.50%, 11/15/27                     1,500       1,348

      4.75%, 11/15/23                     3,000       2,810

New York City Trust for Cultural Resources
    Museum of Modern Art
      5.50%, 1/1/16 (AMBAC Insured)       2,000       2,093

New York HFA, GO, 7.25%, 9/15/12            155         173

New York State, GO
      7.125%, 11/15/16 (Prerefunded
         11/15/00!)                         500         550

New York State Energy Research and Dev.
    Auth., PCR
    Con Ed. Company, 6.75%, 1/15/27 *     2,350       2,505
    Rochester Gas and Electric

      5.95%, 9/1/33 (MBIA Insured) *      2,500       2,647

New York State Environmental Fac., PCR
    New York City Municipal Water,
      7.50%, 6/15/12                        500         547

    State Water Revolving Fund
      5.75%, 6/15/12                      1,000       1,105

      6.90%, 5/15/15                        655         753

      6.90%, 11/15/15                       750         862

New York State Housing Fin. Agency
    Service Contract Obligations
      7.375%, 9/15/21 (Prerefunded
         3/15/02!)                     $    150   $     171

    State Univ. Construction
      8.00%, 5/1/11 (Escrowed to Maturity)1,000       1,287

New York State Local Gov't. Assistance
      5.00%, 4/1/23                       3,000       2,892

      6.50%, 4/1/20 (Prerefunded 4/1/01!) 3,000       3,268

      7.00%, 4/1/21 (Prerefunded 4/1/01!)   900         994

    Public Benefit, 6.00%, 4/1/14         2,000       2,259

New York State Medical Care Fac. Fin. Agency
    Ellis Hosp., 8.00%, 2/15/08
      (FHA Guaranteed)                      810         839

    Mental Health Services
      6.375%, 8/15/10 (FGIC Insured)        450         489

    New York Hosp.
      6.50%, 8/15/29 (AMBAC Insured)
      (Prerefunded 2/15/05!)              2,000       2,295

    St. Vincent/Staten Island Hosp.
      6.125%, 2/15/14 (FHA Guaranteed)      365         394

New York State Mortgage Agency
    Homeowner Mortgage
      6.40%, 4/1/27 *                     1,000       1,085

      7.50%, 4/1/26 *                     3,245       3,536

      7.75%, 4/1/16                         500         530

      7.95%, 10/1/15                      1,135       1,169

New York State Thruway Auth., VRDN
    (Currently 4.05%)                       500         500

New York State Urban Dev.
    Correctional Capital Fac.
      7.00%, 1/1/21 (Prerefunded 1/1/02!)   500         560

    Sr. Lien, 5.375%, 7/1/22              5,000       5,085

Niagara Frontier Transportation Airport Auth.
    Greater Buffalo Int'l. Airport
      6.125%, 4/1/14 (AMBAC Insured) *    1,385       1,493

Onondaga County IDA, Community General Hosp.
      6.625%, 1/1/18                        500         537

Port Auth. of New York and New Jersey
      VRDN (Currently 3.50%)           $    600   $     600

      5.00%, 10/1/22                      2,000       1,950

      5.50%, 9/1/12 (MBIA Insured) *      1,000       1,047

      5.875%, 7/1/11 *                    1,000       1,083

      6.125%, 6/1/94                      1,000       1,154

      6.50%, 10/1/01 *                      600         638

      6.50%, 7/15/19 (FGIC Insured) *     2,000       2,197

      6.50%, 11/1/26 *                    1,500       1,615

      6.75%, 4/15/26 (MBIA Insured) *       500         536

    Special Project, 6.75%, 10/1/11 *     1,000       1,119

Syracuse IDA, St. Joseph's Hosp. Health Center
      7.50%, 6/1/18 (Prerefunded
         6/1/01!)                         1,000       1,121

Triborough Bridge and Tunnel Auth.,
      5.20%, 1/1/22                       1,000       1,000

United Nations Dev.
      5.30%, 7/1/11                       1,000       1,005

      5.40%, 7/1/14                       1,000       1,003

Westchester County IDA, Wheelabrator
      6.00%, 7/1/08 (AMBAC Insured) *     4,330       4,832

Western Nassau County, Water Auth.
      5.65%, 5/1/26 (AMBAC Insured)       1,000       1,045

Total New York (Cost  $146,773)                     158,067

PUERTO RICO  13.5%

Puerto Rico Aqueduct and Sewer Auth.
      7.875%, 7/1/17 (Prerefunded 7/1/98!)1,000       1,035

Puerto Rico Commonwealth, GO
      8.00%, 7/1/07 (Prerefunded 7/1/98!) 1,500       1,551

    Public Improvement, 4.50%, 7/1/23     4,000       3,603

Puerto Rico Electric Power Auth.
      5.25%, 7/1/21                       3,000       2,980

      7.125%, 7/1/14                      1,000       1,055

      8.00%, 7/1/08 (Prerefunded 7/1/98!)   100         103

Puerto Rico Highway and Transportation Auth.
      5.00%, 7/1/36                       1,000         970

      5.00%, 7/1/38                       2,500       2,375

      6.375%, 7/1/08 (FSA Insured)        1,000       1,099

Puerto Rico Infrastructure Fin. Auth.
      5.25%, 7/1/10 (AMBAC Insured)    $  2,000   $   2,132

    Special Tax, 7.75%, 7/1/08            1,500       1,552

Puerto Rico Public Building Auth.,
    GO, Gov't Fac.
      5.00%, 7/1/27 (AMBAC Insured)       4,000       3,909

    5.25%, 7/1/21                         1,500       1,496

Total Puerto Rico (Cost  $22,988)                    23,860

Total Investments in Securities
102.6% of Net Assets (Cost  $169,761)             $ 181,927

Other Assets Less Liabilities                        (4,534)

NET ASSETS                                        $ 177,393
                                                ___________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions                          $       9

Accumulated net realized gain/loss -
    net of distributions                                891

Net unrealized gain (loss)                           12,166

Paid-in-capital applicable to 15,753,460 no
    par value shares of beneficial interest
    outstanding; unlimited number of shares
    authorized                                      164,327

NET ASSETS                                        $ 177,393
                                                ___________

NET ASSET VALUE PER SHARE                         $   11.26
                                                ___________

     *   Interest subject to alternative minimum tax
     !   Used in determining portfolio maturity
 AMBAC   AMBAC Indemnity Corp.
  FGIC   Financial Guaranty Insurance Company
   FHA   Federal Housing Authority
   FSA   Financial Security Assurance Corp.
    GO   General Obligation
   HFA   Health Facility Authority
   IDA   Industrial Development Authority
  MBIA   Municipal Bond Investors Assurance Corp.
   PCR   Pollution Control Revenue
  VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds

Statement of Operations
In thousands

                                      Money Fund  Bond Fund

                                           Year        Year
                                          Ended       Ended
                                        2/28/98     2/28/98

Investment Income

Interest income                        $  3,193   $   9,006

Expenses
    Investment management                   281         670
    Custody and accounting                   93         103
    Shareholder servicing                    76         130
    Prospectus and shareholder reports       10          18
    Legal and audit                           8           8
    Registration                              7          17
    Trustees                                  6           6
    Miscellaneous                             4           6

    Total expenses                          485         958

Net investment income                     2,708       8,048

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                1       1,690
    Futures                                   -        (225)

    Net realized gain (loss)                  1       1,465

Change in net unrealized gain or loss
    on securities                             -       5,151

Net realized and unrealized gain (loss)       1       6,616

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  2,709   $  14,664
                                   ________________________

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds

Statement of Changes in Net Assets
In thousands

                           Money Fund             Bond Fund

                     Year                  Year
                    Ended                 Ended
                  2/28/98    2/28/97    2/28/98     2/28/97

Increase (Decrease) in Net Assets

Operations
  Net investment
     income     $   2,708  $   2,212   $  8,048   $   7,284
  Net realized
     gain (loss)        1         (3)     1,465          86
  Change in net
     unrealized
     gain or loss       -          -      5,151        (736)

  Increase (decrease)
     in net assets
     from operations2,709      2,209     14,664       6,634

Distributions to shareholders
  Net investment
     income        (2,708)    (2,212)    (8,048)     (7,284)

Capital share transactions*
  Shares sold      90,280     74,643     48,316      30,633
  Distributions
     reinvested     2,609      2,153      6,138       5,537
  Shares redeemed (80,286)   (65,104)   (28,209)    (25,921)

  Increase (decrease)
     in net assets
     from capital
     share
     transactions  12,603     11,692     26,245      10,249

Net Assets

Increase (decrease)
  during period    12,604     11,689     32,861       9,599
Beginning of
  period           82,729     71,040    144,532     134,933

End of period   $  95,333  $  82,729   $177,393   $ 144,532
        ___________________________________________________

*Share information
  Shares sold      90,280     74,643      4,379       2,867
  Distributions
     reinvested     2,609      2,153        558         518
  Shares redeemed (80,286)   (65,104)    (2,566)     (2,435)

  Increase (decrease)
  in shares out-
  standing         12,603     11,692      2,371         950

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
February 28, 1998

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $118,211,000 and $85,325,000, respectively, for the year ended February 28, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $2,000, which expires in 2005. Capital loss carryforwards utilized by Money Fund in fiscal 1998 amounted to $1,000. Capital loss carryforwards utilized by the Bond Fund in fiscal 1998 amounted to $481,000. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income    $  1,000
Undistributed net realized gain          (6,000)
Paid-in-capital                           5,000

At February 28, 1998, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $93,537,000 and $169,761,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $12,166,000, of which $12,326,000 related to appreciated investments and $160,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $21,000 and $57,000 were payable at February 28, 1998 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999 for the Money Fund which would cause the fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $94,000 of management fees were not accrued by the Money Fund for the year ended February 28, 1998. Additionally, $258,000 of unaccrued fees and expenses related to a previous agreement are subject to reimbursement through February 28, 1999. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $124,000 and $170,000, respectively, for the year ended February 28, 1998, of which $11,000 and $16,000, respectively, were payable at period-end.

Tax Information (Unaudited) for the Tax Year Ended 2/28/98
We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those reported in a fund's financial statements because of differences between IRS and financial statement reporting requirements.

The Money Fund and Bond Fund's dividend income included $2,688,000 and $7,937,000, respectively, which qualified as exempt-interest dividends.

T. Rowe Price New York Tax-Free Funds

Report of Independent Accountants

To the Shareholders and Board of Trustees of
T. Rowe Price New York Tax-Free Funds

We have audited the accompanying statement of net assets of T. Rowe Price New York Tax-Free Money Fund and T. Rowe Price New York Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price New York Tax-Free Money Fund and T. Rowe Price New York Tax-Free Bond Fund as of February 28, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

March 18, 1998

T. Rowe Price Shareholder Services

Investment Services And Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder.
Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options   Reinvest all or some of your
distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every
T. Rowe Price fund.

Insights   This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

Money Market Funds!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

    *  Formerly the Equity Index Fund.
   ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
  ***  Closed to new investors.
    ! Neither the funds nor their share prices are guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New York Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
C04-050  2/28/98